Exhibit 99.1

GISI and Hill International announce enhancements to their strategic merger agreement

August 27, 2022

•	All-cash transaction of approximately US$207 million, or $3.40 per share, plus assumed debt, represents a significant premium to Hill’s 90-day weighted average stock price

•	Amendment provides for a price increase from US$2.85 to $3.40 per share, a 19.3% increase from the previous price

LOS ANGELES and PHILADELPHIA, Aug. 27, 2022 (GLOBE NEWSWIRE) -- Global Infrastructure Solutions Inc. (GISI) and Hill International, Inc. (NYSE:HIL) today announced that their boards of directors have approved enhancements to their definitive agreement of August 16, 2022, wherein they agreed to merge the diversified construction management companies, setting the stage for increased competitiveness and accelerated organic growth in global, for-fee infrastructure consulting markets. Following the receipt of an unsolicited proposal from a third party, Hill and GISI negotiated an amended and restated Merger Agreement under the terms of which the per share price is US$3.40, the transaction remains all-cash, and there is no financing contingency. Further, the transaction structure has been changed to a merger requiring the approval of Hill’s stockholders (rather than a tender offer to Hill stockholders). The transaction is expected to close in the fourth quarter of 2022, pending stockholder approval and regulatory review. The parties have also agreed to work together, if requested to do so by Hill, in order to provide Hill interim capital to allow Hill to take advantage of ongoing organic growth opportunities prior to closing.

About GISI

GISI provides the resources its partner firms may require to gain the competitive advantage for success. Today, GISI is the largest privately owned construction manager in the commercial building, industrial and healthcare markets, and a leading project/construction manager in the environmental and public infrastructure sectors. Through the dedicated efforts of our more than 8,500 employees, we generate annual revenue of approximately US$11 billion, and enjoy project backlog of more than US$22 billion. Our employee shareholders are invested in contributing to, and benefitting from, our continued growth and strong results as we bring our unique value proposition to our clients and communities in more than 90 countries. Learn more at www.GISI.com.

About Hill International

Hill International, with more than 3,200 professionals in over 100 offices worldwide, provides program management, project management, construction management, project management oversight, construction claims, dispute resolution, advisory, facilities management, and other consulting services to clients in a variety of market sectors. Engineering News-Record magazine recently ranked Hill as one of the largest construction management firms in the United States. For more information on Hill, please visit our website at www.hillintl.com.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Hill expects to file a proxy statement (the “Proxy Statement”) as well as other relevant materials, with the Securities and Exchange Commission (the “SEC”). This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Hill may file with the SEC in connection with the proposed transaction. HILL URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by Hill under the “Investors/SEC Filings” section of Hill’s website at www.hillintl.com.

Participants in the Solicitation of Proxies in Connection with the Merger

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the contemplated transactions. Information regarding Hill’s directors and executive officers, including a description of their direct and indirect interests in the contemplated transactions by security holdings or otherwise, will be contained in the Proxy Statement. Hill’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the contemplated transactions, including the direct and indirect interests of Hill’s directors and executive officers in the contemplated transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents (including any registration statement, prospectus, proxy statement and other relevant materials to be filed with the SEC) that are filed or will be filed with the SEC relating to the contemplated transactions. You may obtain free copies of these documents using the sources indicated above.

Forward Looking Statements

Certain statements contained herein may be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby. When used herein, the words “will”, “would”, “may,” “could,” “position,” “plan,” “potential,” “designed,” “continue,” “anticipate,” “believe,” “expect,” “estimate,” “project,” and “intend” and words or phrases of similar import, as they relate to the transactions described herein or Hill or GISI or their respective subsidiaries or Hill’s or GISI’s management, are intended to identify forward-looking statements. Such statements reflect known and unknown risks, uncertainties, and assumptions related to certain factors including, without limitation, changes in facts and circumstances and other risks, uncertainties and assumptions concerning merger, including whether the merger will close, the timing of the closing of the merger, strategic and other potential benefits of the merger, the ability of the parties to satisfy the various conditions to the consummation of the merger, including the outcome of the regulatory reviews of the proposed merger, the ability of the parties to complete the merger, the ability of the parties to meet other closing conditions, the potential effects of the proposed merger, the outcome of legal proceedings (if any) that may be instituted against Hill, GISI (or any of its affiliates) and/or others related to the proposed merger, unexpected costs or unexpected liabilities that may result from the proposed merger, whether or not consummated, the possibility that competing offers will be made, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Hill to pay a termination fee or other expenses, effects of disruption from the announcement or pendency of the merger making it more difficult to maintain relationships with employees, customers, suppliers, and other business partners, and risks related to diverting management's attention from Hill’s ongoing business operations, and other general risks facing Hill’s business and operations, including with respect to regulatory submissions, competitive factors, general economic conditions, customer relations, relationships with vendors, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices, onetime events and other factors described herein including the impact of the coronavirus COVID-19 pandemic on our operations and financial results, and those risk factors and other cautionary statements in Hill’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). Hill may update risk factors from time to time in its filings with the SEC, available on the SEC’s website at www.sec.gov. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and as such should not consider the preceding list or the risk factors to be a complete list of all potential risks and uncertainties. All such forward-looking statements speak only as of the date they are made. None of Hill, GISI or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

Contacts:

GISI	Hill International, Inc.
Media	Elizabeth J. Zipf, LEED AP BP+C
Gary Sharpe	Senior Vice President
Sharpe Capital Communications	(215) 309-7707
(301) 367-2935	elizabethzipf@hillintl.com
gss@sharpecapitalcom.com

The Equity Group, Inc.
Devin Sullivan
Senior Vice President
(212) 836-9608
dsullivan@equityny.com